UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A1

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Date of Report (Date of earliest event reported)     April 23, 1998

                          (December 30, 1997)

Commission File Number                        0-18550

                           NTS Mortgage Income Fund
           (Exact name of registrant as specified in its charter)

         Delaware                                     61-1146077
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

   10172 Linn Station Road
   Louisville, Kentucky                             40223
(Address of principal executive                  (Zip Code)
offices)

Registrant's telephone number,
including area code                             (502) 426-4800

                              Not Applicable
           Former name, former address and former fiscal year,
                       if changed since last report

Item 7.  Financial Statements and Exhibits


             a) Financial Statements of Real Estate Properties Acquired

             The undersigned registrant hereby amends its current Report on Form 8-K (date of event reported: December 30, 1997; date filed: January 14, 1998) by filing the following described exhibit as set forth in the pages attached hereto:

                  Unaudited Balance Sheets as of September 30, 1997, Audited Balance Sheets as of December 31, 1996 and the Unaudited Statements of Operations and Cash Flows of NTS/Lake Forest II Residential Corporation and NTS/Virginia Development Company for the nine months ended September 30, 1997 and 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the NTS Mortgage Income Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   NTS MORTGAGE INCOME FUND
                                            (Registrant)

                                   /s/ John W. Hampton

                                   John W. Hampton
                                   Secretary/Treasurer
                                   (principal accounting and
                                   chief financial officer)






Date: April 23, 1998

                   NTS/LAKE FOREST II RESIDENTIAL CORPORATION
                                 BALANCE SHEETS
                 AS OF SEPTEMBER 30, 1997 AND DECEMBER 31, 1996



ASSETS                                               1997                 1996
------                                           ------------           --------
                                                  (Unaudited)

Cash                                             $    243,890       $    165,818
Membership initiation fees and other
 accounts receivable                                1,182,934          1,256,542
Notes receivable                                      740,734            789,303
Notes receivable - affiliate                               --            562,826
Inventory                                          28,436,815         29,870,625
Property & equipment, net of accumulated
 depreciation of $378,181 (1997) and
 $324,968 (1996)                                      218,148            184,331
Prepaid and other assets, net
 accumulated amortization of $207,886
 (1997) and $190,070 (1996)                           378,691            336,673
                                                  -----------        -----------

  Total assets                                   $ 31,201,212       $ 33,166,118
                                                  ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses            $  1,896,445       $  1,573,684
Advances from an affiliate (Note 6)                   572,097                 --
Notes and mortgage loans payable (Note 5)          28,608,129         31,349,964
Lot deposits                                           11,500              8,498
Deferred revenue                                      105,088             68,786
                                                  -----------        -----------

  Total liabilities                                31,193,259         33,000,932
                                                  -----------        -----------

Commitments and contingencies (Note 7)

Stockholders's Equity:
 Common stock, no par value, 2,000 shares
  authorized, 100 shares issued and
  outstanding                                           1,000              1,000
 Retained earnings                                      6,953            164,186
                                                  -----------        -----------

  Total stockholders' equity                            7,953            165,186
                                                  -----------        -----------

  Total liability and stockholders' equity       $ 31,201,212       $ 33,166,118
                                                  ===========        ===========


The accompanying notes to financial statements are an integral part of these balance sheets.

                                 NTS/LAKE FOREST II RESIDENTIAL CORPORATION
                                          STATEMENTS OF OPERATIONS
                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                                (UNAUDITED)



Revenues:                                            1997               1996
                                                 ------------        ----------
Lot sales, net of discounts                      $  4,145,148       $ 2,259,257
Interest and other income                              68,707           374,584
                                                  -----------        ----------

                                                    4,213,855         2,633,841

Cost of sales                                       3,116,981         1,677,647
                                                  -----------        ----------

Gross profit                                        1,096,874           956,194

Expenses:
 Cost reimbursements (Note 6)                         601,620           602,392
 General and administrative                           306,387           116,444
 Interest                                             322,052           455,020
 Gross receipts interest                                6,232             1,918
 Depreciation and amortization                         17,816            16,137
                                                  -----------        ----------

                                                    1,254,107         1,191,911
                                                  -----------        ----------

Net loss                                         $   (157,233)      $  (235,717)
                                                  ===========        ==========


The accompanying notes are an integral part of these statements.

                                 NTS/LAKE FOREST II RESIDENTIAL CORPORATION
                                          STATEMENTS OF CASH FLOWS
                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                                (UNAUDITED)


                                                        1997             1996
                                                    -----------       ----------
CASH FLOWS FROM (USED FOR) OPERATING ACTIVITIES
Net loss                                             $ (157,233)     $ (235,717)
Adjustments to reconcile net income to net cash
from (used for) operating activities:
  Depreciation and amortization                          17,816          16,137
  Accrued interest on performance bonds                     773            (692)
  Changes in assets and liabilities:
   Membership initiation fees and other accounts
    receivable                                           73,608         309,652
   Notes receivable                                      48,569         454,114
   Inventory                                          1,487,023      (2,988,271)
   Prepaid and other assets                             (22,805)        (51,839)
   Accounts payable and accrued expenses                322,761         649,482
   Lot deposits                                           3,002          (4,500)
   Deferred revenue                                      36,302          (3,586)
                                                    -----------      -----------
  Net cash from (used for) operating activities       1,809,816      (1,855,220)
                                                    -----------      -----------
CASH FLOWS FROM (USED FOR) INVESTING ACTIVITIES
Property and equipment                                  (87,030)        (62,691)
Notes receivable - affiliate                            562,826       1,576,168
                                                    -----------      -----------
  Net cash from (used for) investing activities         475,796       1,513,477
                                                    -----------      -----------
CASH FLOWS FROM (USED FOR) FINANCING ACTIVITIES
Proceeds from mortgage loans                          5,386,247       5,788,541
Repayments on mortgage loans                         (7,926,094)     (3,049,633)
Proceeds from notes payable                              27,736              --
Repayments on notes payable                             (12,719)         (8,889)
Net repayments under warehouse line of credit
 agreements                                            (217,005)       (750,977)
Prepaid and other assets                                (37,802)             --
Advances (to)from an affiliate                          572,097      (1,669,346)
                                                    -----------      -----------
  Net cash from (used for) financing activities      (2,207,540)        309,696
                                                    -----------      -----------
  Net increase (decrease) in cash                        78,072         (32,047)

CASH, beginning of period                               165,818         201,928
                                                    -----------      -----------
CASH, end of period                                 $   243,890      $  169,881
                                                    ===========      ==========

Cash paid during period for:
 Interest, net of amounts capitalized               $   229,724      $  206,114


The accompanying notes to financial statements are an integral part of these statements.

                   NTS/LAKE FOREST II RESIDENTIAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

The financial statements included herein should be read in conjunction with the 1996 audited financial statements of NTS/Lake Forest II Residential Corporation (Lake Forest) which were filed with the Securities and Exchange Commission in conjunction with the Form 10-K of the NTS Mortgage Income Fund. In the opinion of management, all adjustments (only consisting of normal recurring accruals) necessary for a fair presentation have been made to the accompanying financial statements for the nine months ended September 30, 1997 and 1996.

1.           Revenue Recognition

             Lake Forest recognizes revenue and related costs from lot sales using the accrual method in accordance with generally accepted accounting principals, which is when payment has been received and title, possession and other attributes of ownership have been transferred to the buyer, and Lake Forest is not obligated to perform significant activities after the sale. Lake Forest generally requires a minimum down payment of at least 10% of the sales price of the lot.

2.           Use of Estimates in the Preparation of Financial Statements

             The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

3.           Tax Status

             Lake Forest has elected, for income tax purposes, to include its income with that of its stockholders, a S-Corporation election. Accordingly, no provision for income taxes is included in the accompanying financial statements.

4.           Inventory

             Inventory consists of the following as of:


                                               September 30,        December 31,
                                                   1997                 1996
                                              -----------          -----------
            Land held for future
            development, under development
            and completed lots                 $ 10,727,460        $ 12,608,256
            Country club (net of membership
            initiation fees)                     10,836,355          10,568,113
            Amenities                             6,873,000           6,694,256
                                                -----------         -----------
                                               $ 28,436,815        $ 29,870,625
                                                ===========         ===========

    Inventory as reflected on the previous page includes $16,345,246, net of $5,508,891 of Country Club membership initiation fees, of costs incurred to date for the development of the Country Club.

5.  Notes and Mortgage Loans Payable

    Notes and mortgage loans payable consist of the following as of:


                                                   September 30,    December 31,
                                                        1997             1996
                                                    -----------      -----------
Mortgage loan payable to the NTS Mortgage
 Income Fund (the Fund)in the amount of
$28,000,000  bearing  interest  equal to
the greater of 17% of Gross Receipts or
5.76% of the  outstanding  loan  balance,
due  December  31,  1997,  secured by
inventory and a subordinated  first mortgage
on approximately 180 acres of land,
advances  are made as needed for project
costs,  generally  principal  payments
consist of approximately 83% of the gross
receipts of lot sales.                              $23,483,813      $25,857,472

Warehouse Line of Credit Agreements
with three banks bearing interest at
the Prime Rate + 1%, the Prime Rate +
3/4% and the Prime Rate + 1/2%, due
December 15, 1997 ($241,613), September
30, 1998 ($211,682) and February 28,
1998 ($646,136), secured by notes
receivable, principal payments consist
of payments received from notes
receivable securing the obligation.                   1,099,431        1,316,435

Mortgage loan payable to a bank in
the amount of $4,000,000, bearing
interest at the Prime Rate + 1/2%,
payable monthly, due July 21, 2002,
secured by the Lake Forest Country
Club and golf course, annual
principal reductions of $300,000
every six months are guaranteed by
NTS Corporation, the Fund's sponsor                   4,000,000               --

Equipment loan in the amount of
$27,736, bearing interest at a rate
of 5.94%, due April 1, 2002, secured
by equipment purchased for use at the
Lake Forest Country Club                                 24,885               --

                                            (Continued next page)

5.             Notes and Mortgage Loans Payable - Continued
               --------------------------------------------


Mortgage loan payable in the amount of
$4,965,000, bearing interest at the Prime
Rate + 1%, due July 31,  1999,  secured
 by the Lake  Forest  Country  Club golf
course, 10 acres of land upon which the
clubhouse was constructed and inventory,
advances are made as needed for project
costs,  principal  payments  consist of
100% of the Club's net membership  fees
prior to the loan closing  (September 1,
1995) and 95% of the Club's net
memberships after the loan closing.                 $     --         $ 3,980,127

Mortgage loan payable in the amount
of $875,000, bearing interest at the
Prime Rate + 1%, due November 24, 1996,
secured by inventory,  advances are made
as needed for project costs, principal
 payments consist of 85% of gross proceeds
of the lot sales to builders and 75% of
the gross proceeds of the lot sales to
individuals.                                             --             258,060

Equipment loan in the amount of
$38,961, bearing interest of 10.5%,
due October 1, 1997, secured by
equipment purchased for use at the
Country Club                                            --                9,870
                                                    -----------      -----------
                                                    $28,608,129      $31,349,964
                                                    ===========      ===========

             As of September 30, 1997, substantially all of the assets of Lake Forest secure the above notes and mortgage loans payable.

             The Prime Rate was 8 1/4% and 8 1/2% at December 31, 1996 and September 30, 1997 respectively.

             The $241,613 and $646,136 Warehouse Line of Credit Agreements are guaranteed by NTS Corporation.

6.           Related Party Transactions

             Lake Forest has received advances from an Affiliate, net of repayments, totaling $572,097 as of September 30, 1997. The advances bear interest at approximately the Prime Rate. Interest paid to the Affiliate was $10,958 and $60,777 for the nine months ended September 30, 1997 and 1996, respectively. There were no advances outstanding as of December 31, 1997.

6.           Related Party Transactions - Continued

             Pursuant to an agreement effective July 1, 1994, reimbursements were made by Lake Forest to NTS/Residential Properties, Inc. - Kentucky (Residential), an Affiliate of and under common control with Lake Forest. These reimbursements were for actual personnel, marketing and administrative costs as related to Lake Forest. These reimbursements totaling $601,620 and $602,392 for the nine months ended September 30, 1997 and 1996, respectively, are reflected as Cost Reimbursements on the accompanying Statement of Operations.

7.           Commitments and Contingencies

             It is estimated that development of the remaining homeowners association amenities will be substantially completed by December 2000. Based on engineering studies and projections, Lake Forest will incur additional costs, excluding interest, of approximately $500,000 during 2000 to complete the homeowners association amenities.

             Lake  Forest  has  various   letters  of  credit   outstanding   to
             governmental agencies and utility companies totaling approximately $871,000 at September 30, 1997.

8.           Subsequent Event

             The NTS Mortgage Income Fund (the Fund) acquired all of the issued and outstanding common capital stock of NTS/Lake Forest II Residential Corporation (NTS/LFII) effective October 1, 1997, for a nominal purchase price. The existing indebtedness of NTS/LFII to the Fund was converted to equity as of October 1, 1997. The acquisition was closed pursuant to an Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/LFII and its shareholders, NTS/Virginia Development Company and certain of its shareholders, NTS Corporation, NTS Advisory Corporation, a Kentucky corporation and Advisor to the Fund (NTS Advisory) and NTS Residential Management Company, a Kentucky corporation (NTS Management). NTS Advisory and NTS Management are Affiliates of and are under common control with NTS Corporation.

             Generally Accepted Accounting Principles require that acquisitions be recorded at fair market value. The Fund realized a loss on the transaction in the fourth quarter of 1997 as more fully disclosed in the Fund's 1997 Report on Form 10-K.

                        NTS/VIRGINIA DEVELOPMENT COMPANY
                                 BALANCE SHEETS
                 AS OF SEPTEMBER 30, 1997 AND DECEMBER 31, 1996



ASSETS                                               1997              1996
------                                           ------------        --------
                                                  (Unaudited)

Cash                                             $      8,206       $    61,142
Membership initiation fees and other
 accounts receivable                                  565,919           512,473
Notes receivable                                    3,248,780         4,150,515
Inventory                                          34,146,810        32,768,228
Property & equipment, net of accumulated
 depreciation of $233,776 (1997) and
 $151,886 (1996)                                      280,553           307,213
Prepaid and other assets, net of
 amortization of $799,826 (1997) and
 $758,297 (1996)                                      109,992           117,141
                                                   -----------       ----------

  Total assets                                   $ 38,360,260       $37,916,712
                                                   ===========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses            $  2,078,316       $ 1,669,753
Advances from an affiliate (Note 6)                   548,242           583,700
Notes and mortgage loans payable (Note 5)          35,758,615        35,245,593
Lot deposits                                          127,384           108,288
                                                  -----------        ----------

  Total liabilities                                38,512,557        37,607,334
                                                  -----------        ----------

Commitments and contingencies (Note 7)

Stockholders's Equity:
 Class A common stock, no par value, 70,000
  shares authorized, 910 shares issued and
  outstanding                                             910               910
 Class B common stock, no par value, 30,000
  shares authorized, 90 shares issued and
  outstanding                                              90                90
 Retained earnings (deficit)                         (153,297)          308,378
                                                   -----------       ----------

  Total stockholders' equity                         (152,297)          309,378
                                                   -----------       ----------

  Total liability and stockholders' equity       $ 38,360,260       $37,916,712
                                                   ===========       ==========


The accompanying notes to financial statements are an integral part of these balance sheets.

                        NTS/VIRGINIA DEVELOPMENT COMPANY
                            STATEMENTS OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                   (UNAUDITED)



Revenues:                                           1997               1996
                                                 -----------         ----------
Lot sales, net of discounts                      $ 1,149,000        $ 2,461,754
Interest and other income                            292,019            381,933
                                                 -----------         ----------

                                                   1,441,019          2,843,687

Cost of sales                                        730,975          1,570,342
                                                 -----------         ----------

Gross profit                                         710,044          1,273,346

Expenses:
 Cost reimbursements (Note 6)                        599,426            883,390
 General and administrative                           92,216             73,947
 Interest                                            388,454            392,785
 Gross receipts interest                               6,304             11,442
 Depreciation and amortization                        85,319            112,647
                                                 -----------         ----------

                                                   1,171,719          1,474,210
                                                 -----------         ----------

Net loss                                         $  (461,675)       $  (200,864)
                                                 ===========         ===========


The accompanying notes are an integral part of these statements.

                        NTS/VIRGINIA DEVELOPMENT COMPANY
                            STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                   (UNAUDITED)


                                                     1997               1996
                                                  ----------        ----------
CASH FLOWS FROM (USED FOR) OPERATING ACTIVITIES
Net loss                                         $ (461,675)        $ (200,864)
Adjustments to reconcile net income (loss) to
 net cash from (used for)operating activities:
  Depreciation and amortization                      85,319            112,647
  Accrued interest on performance bonds                (318)              (413)
  Changes in assets and liabilities:
   Membership initiation fees and other accounts
    receivable                                      (53,446)            (2,491)
   Notes receivable                                 901,735          1,023,597
   Inventory                                     (1,378,582)        (1,357,602)
   Prepaid and other assets                         (17,058)           (14,359)
   Accounts payable and accrued expenses            408,563            (25,599)
   Lot deposits and other liabilities                19,096               (663)
                                                -----------        -----------
  Net cash from (used for) operating activities    (496,366)          (465,747)
                                                -----------        -----------
CASH FLOWS FROM (USED FOR) INVESTING ACTIVITIES
Additions to property and equipment                 (17,129)           (43,364)
                                                -----------        -----------
CASH FLOWS FROM (USED FOR) FINANCING ACTIVITIES
Proceeds from mortgage loans                      2,456,590          3,872,996
Repayments on mortgage loans                       (990,370)        (2,079,920)
Repayments on notes payable                         (82,180)           (57,297)
Net repayments under warehouse line of credit
 agreements                                        (871,018)          (104,391)
Loan costs                                          (17,005)           (15,871)
Advances (to) from an affiliate                     (35,458)        (1,129,332)
                                                -----------        -----------
  Net cash from financing activities                460,559            486,185
                                                -----------        -----------
  Net decrease in cash                              (52,936)           (22,926)

CASH, beginning of period                            61,142             48,466
                                                -----------        -----------
CASH, end of period                               $   8,206         $   25,540
                                                ===========        ============

Cash paid during period for:
 Interest, net of amounts capitalized             $ 424,833         $  395,054


The accompanying notes to financial statements are an integral part of these statements.

                        NTS/VIRGINIA DEVELOPMENT COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

The financial statements included herein should be read in conjunction with the 1996 audited financial statements of NTS/Virginia Development Company (Fawn
Lake) which were filed with the Securities and Exchange Commission in conjunction with the Form 10-K of the NTS Mortgage Income Fund. In the opinion of management, all adjustments (only consisting of normal recurring accruals) necessary for a fair presentation have been made to the accompanying financial statements for the nine months ended September 30, 1997 and 1996.

1.           Revenue Recognition

             Fawn Lake recognizes revenue and related costs from lot sales using the accrual method in accordance with generally accepted accounting principals, which is when payment has been received and title, possession and other attributes of ownership have been transferred to the buyer, and Fawn Lake is not obligated to perform significant activities after the sale. Fawn Lake generally requires a minimum down payment of at least 10% of the sales price of the lot.

2.           Use of Estimates in the Preparation of Financial Statements

             The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

3.           Tax Status

             Fawn Lake has elected, for income tax purposes, to include its income with that of its stockholders, a S-Corporation election. Accordingly, no provision for income taxes is included in the accompanying financial statements.

4.           Inventory

             Inventory consists of the following as of:

                                                September 30,       December 31,
                                                    1997                1996
                                                 -----------         -----------
            Land held for future development,
            under development and completed
             lots                               $ 22,392,455        $ 21,633,702
            Country club (net of membership
            initiation fees)                       7,301,521           6,749,630
            Amenities                              4,452,834           4,384,896
                                                 -----------         -----------
                                                $ 34,146,810        $ 32,768,228
                                                 ===========         ===========

             Inventory as reflected above includes $8,757,157, net of $1,455,636 of Country Club membership initiation fees, of costs incurred to date for the development of the Country Club.

5.           Notes and Mortgage Loans Payable

             Notes and mortgage loans payable consist of the following as of:


                                                   September 30,    December 31,
                                                       1997            1996
Mortgage  loan payable to the NTS Mortgage
Income Fund (the Fund) in the amount
of $31,000,000 bearing interest equal to
the greater of 17% of Gross Receipts or
5.76% of the  outstanding  loan  balance,
due  December  31,  1997,  secured by
inventory,  generally  principal  payments
consist of  approximately  83% of the
gross receipts of lot sales                          $30,175,175     $28,966,245

Mortgage payable to the Fund in the
amount of $2,500,000, bearing interest
at the Prime Rate + 3/4%, due January
31, 1998, secured by the Fawn Lake Golf
Course                                                 2,499,532       1,998,850

Warehouse Line of Credit Agreements
with two banks bearing interest at the
Prime Rate + 1% and Prime Rate + 3/4%,
due December 15, 1997 ($407,559) and
September 30, 1998 ($2,538,584),
secured by notes receivable, principal
payments consist of payments received
from notes receivable securing the
obligation.                                            2,946,143       3,817,160

Bank note payable in the amount of
$165,276, bearing interest at the
rate of 8.75%, due January 14, 1999,
secured by golf course maintenance
equipment.                                                74,321         115,028

Bank note payable in the amount of
$42,435, bearing interest at the rate
of 10.5%, due October 15, 1999,
secured by golf course equipment                          28,362             --

Bank note payable in the amount of
$34,555, bearing interest at the rate
of 10.5%, due October 15, 1999,
secured by golf course equipment                          22,524              --

Bank note payable in the amount of
$19,194, bearing interest at the rate
of 10.5%, due October 15, 1999,
secured by golf course equipment                          12,558              --


                                            (Continued next page)

Bank note  payable in the amount of $79,545,
bearing  interest  at the rate of
7.99%, due October 1, 1997, secured by golf
course maintenance equipment.                        $      --       $    21,680

Mortgage  loan payable in the amount of
$325,000  bearing  interest at the Prime
Rate + 1% and  gross  receipts  interest
of 2% of the gross  proceeds  from lot
sales,  due September 15, 1997,  secured
by a first  mortgage on 14 lots in Fawn
Lake,  principal  payments  consist of 85%
of the gross proceeds of lot sales to
builders and 75% of the gross proceeds of lot
sales to individuals.                                       --           243,393

Bank note payable in the amount of
$42,435, bearing interest at the rate
of 10.5%, due October 15, 1999,
secured by golf course maintenance
equipment.                                                  --            36,421

Bank note  payable in the amount of $34,505,
bearing  interest  at the rate of 10.5%, due
October 15, 1999, secured by golf course
maintenance equipment.                                      --            30,366

Bank note payable in the amount of
$19,144, bearing interest at the rate
of 10.5%, due October 15, 1999,
secured by golf course maintenance
equipment.                                                  --           16,450
                                                      -----------    -----------
                                                     $ 35,758,615    $35,245,593
                                                      ===========    ===========


             As of September 30, 1997, substantially all of the assets of Fawn Lake secure the above notes and mortgage loans payable.

             The Prime Rate was 8 1/4% and 8 1/2% at December 31, 1996 and September 30, 1997 respectively.

             The $407,559 Warehouse Line of Credit Agreement is guaranteed by NTS Corporation.

6.           Related Party Transactions

             Fawn Lake has received non-interest bearing advances from an Affiliate totaling $548,242 and $583,800 as of September 30, 1997 and December 31, 1996, respectively. The advances were used to fund development costs and will be repaid to the Affiliate as cash flow permits.

6.           Related Party Transactions - Continued

             Pursuant to an agreement effective July 1, 1994, reimbursements were made by Fawn Lake to NTS Residential Properties, Inc. - Virginia (Residential), an Affiliate of and under common control with Fawn Lake. These reimbursements were for actual personnel, marketing and administrative costs as related to Fawn Lake. These reimbursements totaling $599,426 and $883,390 for the nine months ended September 30, 1997 and 1996, respectively, are reflected as Cost Reimbursements on the accompanying Statement of Operations.

7.           Commitments and Contingencies

             It is estimated that the country club and homeowners association amenities will be substantially completed by December 2002. Based on engineering studies and projections, Fawn Lake will incur additional costs, excluding interest, of approximately $3,465,000 to complete the country club and homeowners association amenities for the project. These costs are estimated to be incurred as follows: $440,000 for 1998, $2,425,000 for 1999, $200,000 for 2000
             and $400,000 for 2002.

             Fawn Lake has letters of credit outstanding to governmental agencies totaling approximately $480,000 at September 30, 1997.

8.           Subsequent Event

             The NTS Mortgage Income Fund (the Fund) acquired all of the issued and outstanding common capital stock of NTS/Virginia Development Company (NTS/VA) effective October 1, 1997, for a nominal purchase price. The existing indebtedness of NTS/VA to the Fund was converted to equity as of October 1, 1997. The acquisition was closed pursuant to (a) an Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/Lake Forest Residential II Corporation and its shareholders, NTS/VA and certain of its shareholders, NTS Corporation, NTS Advisory Corporation, a Kentucky corporation and Advisor to the Fund (NTS Advisory) and NTS Residential Management Company, a Kentucky corporation (NTS Management), and (b) an Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/VA and certain shareholders of NTS/VA (the Stock
             Purchase Agreements). NTS Advisory and NTS Management are Affiliates of and are under common control with NTS Corporation.

             Generally Accepted Accounting Principles require that acquisitions be recorded at fair market value. The Fund realized a loss on the transaction in the fourth quarter of 1997 as more fully disclosed in the Fund's 1997 Report on Form 10-K.











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